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                                                                    EXHIBIT 99.3


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT, dated as of this 31st day of December 1995, is made by and among, NEI/GTEL Environmental Laboratories, Inc., a Delaware corporation ("Debtor"), Nytest Environmental Inc., a Delaware Corporation ("Parent") and GTEL Environmental Laboratories, Inc., a Delaware corporation ("Secured Party").

         WHEREAS, Debtor, Parent and Secured Party have entered into an Asset and Business Purchase Agreement dated December 28, 1995 (the "Asset Purchase Agreement"), whereby Debtor purchased substantially all of the assets, subject to certain liabilities, of Secured Party;

         WHEREAS, Debtor issued to Secured Party, in partial consideration for the assets, a Subordinated Convertible Note of even date herewith in the original principal amount of $1,254,000 (the "Note"); and

         WHEREAS, Debtor and Parent desire to secure all of the obligations of Debtor under the Note by granting to Secured Party a security interest in all of Debtor's assets on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Security Interest. As collateral security for the payment, performance and observance of the Note and all other obligations of Debtor and/or Parent to Secured Party or any of its Affiliates (as such term is defined below) (collectively, the "Obligations"), Debtor hereby grants to Secured Party a security interest in and a right of setoff against all of the property, plant and equipment of Debtor purchased by Debtor under the Asset Purchase Agreement, wherever located set forth together with any and all additions thereto and replacements and proceeds thereof (the "Collateral"), including, the following:

         (a) All of Debtor's (i) equipment, machinery, vehicles, furniture and fixtures, all attachments, accessions and property now or hereafter affixed thereto, and all substitutions and replacements thereof; and (ii) books, records and other property relating to the foregoing; and

         (b) All of Debtor's right, interest or title to any and all products and proceeds of any of the foregoing, in any form (including, without limitation, any insurance proceeds and claims by Debtor against third parties for loss or damage to or destruction of any or all of the foregoing property and proceeds of proceeds).
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2.       Representations, Warranties and Covenants.  Debtor and Parent, jointly and severally, represent, warrant and covenant as follows:

         (a) Debtor has full corporate power, authority and legal right to pledge and grant a security interest in all of the Collateral pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Debtor and Parent, enforceable against them in accordance with its terms.

         (b) No consent of any other party (including, without limitation, stockholders or creditors of Debtor or Parent) and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required and has not been obtained either (x) for the pledge by Debtor of the Collateral pursuant to this Agreement, or (y) for the execution, delivery or performance of this Agreement.

         (c) All filings, registrations and recordings necessary, appropriate or reasonably requested by Secured Party to create, preserve, protect and perfect the security interest granted by Debtor to Secured Party hereby in respect of the Collateral and required to be made on or before the date hereof have been accomplished. The security interest granted to Secured Party pursuant to this Agreement in and to the Collateral constitutes and hereafter will constitute a perfected security interest therein (assuming fully executed UCC-1 Financing Statements are properly filed with the Secretary of State of the state in which the Collateral is located as listed on Schedule A and in the towns or counties in which the Collateral is located as listed on Schedule A), superior and prior to the rights of all other persons therein, except for those holders of Senior Indebtedness, as defined in the Note, and subject to no other Liens (as such term is defined below).

         (d) Debtor is, as of the date hereof, and, as to Collateral acquired by it from time to time after the date hereof, Debtor will be, the owner of all Collateral free from any Lien, except Permitted Liens (as such term is defined below) or other right, title or interest of any person other than Secured Party or holders of Senior Indebtedness, and Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party.

         (e) Except for financing statements evidencing obligations of Debtor to holders of Senior Indebtedness, there is no financing statement on file in any jurisdiction (or similar statement, notice of assignment or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and Debtor shall not execute or authorize to be filed in any public office any financing statement (or similar statement, notice of assignment or instrument of registration under the law of any jurisdiction) relating to the Collateral, except financing statements filed or to be filed in respect of, and


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                 covering the security interests granted hereby by Debtor or granted by Debtor to such holders.

         (f) The chief executive office of Debtor is located at Meadowbrook Industrial Park, Milford, New Hampshire 03035 and the chief executive office of the Parent is located at 60 Seaview Boulevard, Port Washington, New York. Debtor and Parent shall not move their respective chief executive offices until, (i) they shall have given to Secured Party not less than 15 days' prior written notice of their intention so to do, setting forth the new location (which shall be in the continental United States of America) and such other information in connection therewith as Secured Party may reasonably request, and (ii) with respect to such new location, Debtor shall have taken all action reasonably satisfactory to Secured Party to maintain the perfection and proof of the security interest of Secured Party in the Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location.

         (g) Debtor shall not change its corporate name until (i) it shall have given to Secured Party not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and providing such other information in connection therewith as Secured Party may request, and (ii) with respect to such new name, Debtor shall have taken all action reasonably satisfactory to Secured Party to maintain the perfection and proof of the security interest of Secured Party in the Collateral intended to be granted hereby.

         (h) All of the Collateral held on the date hereof by Debtor is located at the locations shown on Schedule B hereto. All Collateral now held or subsequently acquired shall be kept at any of the locations shown on Schedule B hereto or such new location as Debtor may establish, provided, however, that before establishing such new location, (i) Debtor shall have given Secured Party fifteen (15) days prior notice thereof, clearly describing such new location (which shall be in the continental United States of America) and shall have provided such other information in connection therewith as Secured Party may reasonably request, and (ii) with respect to such new location, Debtor shall have taken all action reasonably satisfactory to Secured Party to maintain the perfection and proof of the security interest in the Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location.

         (i) Debtor will not assign, transfer, sell, lease or otherwise dispose of any Collateral except (x) in the ordinary course of business or (ii) to Parent or to any entity in which Parent owns and maintains greater than two-thirds of the voting stock ( "Direct Subsidiary" and any entity in which a Direct Subsidiary owns and maintains greater then two-thirds of the voting stock (such a subsidiary and any direct subsidiary are hereinafter referred to as a "Controlled Subsidiary"), provided, however, that Parent shall, and shall cause each such Controlled


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                 Subsidiary to which any Collateral has been assigned,
                 transferred, sold, leased or otherwise disposed, to comply with the covenants and obligations set forth herein.

         (j) Debtor will use the Collateral for lawful purposes only, and in conformity with all applicable laws, ordinances and regulations.

         (k) The Collateral is now and shall remain personal property, and Debtor will not permit any material part of the Collateral to become a fixture without prior written notice to and consent of Secured Party and without first making all arrangements, and delivering, or causing to be delivered, to Secured Party all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, reasonably requested by and reasonably satisfactory in form and substance to Secured Party to preserve and protect the security interest granted herein, and to effectuate or maintain the priority thereof, against all persons.

         (l) Parent will maintain at its chief executive office proper books of account and records in accordance with generally accepted accounting principles applied on a consistent basis, and will deliver to Secured Party the following:

                 (i)      as soon as available and in any event within fifty
                          (50) days after the end of each quarter of each fiscal year of Parent, a consolidated balance sheet of Parent as of the end of such quarter, statements of income, stockholders' equity and the related statements of cash flows of Parent for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments) in the form filed with the United States Securities and Exchange Commission ("SEC") or, if no such filings are made, such financial information shall be duly certified by the President or Chief Financial Officer; and

                 (ii) as soon as available and in any event within one hundred five (105) days after the end of each fiscal year of Parent, a copy of the annual audit report for such year for Parent, including therein a consolidated balance sheet of Parent as of the end of such fiscal year and statements of income and stockholders' equity and of cash flows of Parent for such fiscal year, all duly certified by independent public accountants, which, if filed with the SEC, may be in such form as so filed.

         (m) Secured Party and its agents, advisors and counsel may, at Secured Party's expense, visit and inspect any of the facilities of Debtor for the purpose inspecting the Collateral, at reasonable times and with reasonable prior notice during normal business hours in a manner not disruptive to Debtor's business.


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                 Debtor and Parent will furnish to Secured Party such other information as it from time to time may reasonably request.

         (n) Debtor will maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Debtor operates, provided, however, that the insurance coverage for the Collateral shall at least equal its replacement cost. Such insurance policies shall be endorsed to name Secured Party as an additional insured party. Upon Secured Party's reasonable request from time to time, certificates evidencing the required insurance coverage shall be delivered by Debtor to Secured Party and the policies shall provide that any material change in or cancellation of any policy under which certificates are issued shall not be valid until Secured Party has received fifteen
                 (15) days prior written notice of such change or cancellation.

         (o) Debtor will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business and operations or the ownership of its properties, including, without limitation, all jurisdictions in which any of the Collateral is located. Debtor shall preserve and maintain all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

         (p) Debtor will pay and discharge when due and payable, all lawful taxes, subject to any available extensions, assessments and governmental charges or levies imposed upon the income, profits, property or business of Debtor; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if Debtor shall have set aside on its books adequate reserves with respect thereto, and provided, further, that Debtor will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any Lien which may have attached to the Collateral as security therefor.

         (q) Debtor will keep the Collateral in good operating condition in all material respects, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto.

         (r) Debtor will not create, incur, assume or suffer to exist any Lien of any nature, upon or with respect to any of the Collateral or assign or otherwise convey any right to receive income, except Permitted Liens.


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         (s)     Debtor will not incur or suffer to exist any Indebtedness (as such term is defined below) except:

                 (i)      Senior Indebtedness;

                 (ii) Indebtedness secured by purchase money security interests securing the purchase price of goods and services and capitalized equipment leases, but specifically excluding any sale leaseback of all or any portion of the Collateral; and

                 (iii) Current liabilities, other than for money borrowed, of Debtor incurred in the ordinary course of business.

         (t) Debtor will not permit any change in the nature of the business of Debtor or merge or consolidate with any other person, except with Parent or with a Controlled Subsidiary, provided, however, that Parent shall, and shall cause the Controlled Subsidiary with which the merger or consolidation has occurred, to comply with the covenants and obligations set forth herein.

         (u) Debtor will not purchase, redeem, retire, or otherwise acquire for value any shares of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding or return any capital to its stockholders, and Debtor shall not declare or pay any dividends or make any distribution of assets to its stockholders as such.

         (v) Debtor will not sell, transfer, lease or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its assets, except to the Parent or a Controlled Subsidiary, provided, however, that Parent shall, and shall cause the Controlled Subsidiary to which the assets have been sold, transferred, leased or otherwise disposed, to comply with the covenants and obligations set forth herein.

         (w) Debtor and Parent shall cause Debtor to conduct its business in the ordinary course and Parent shall not permit or cause work typically performed by Debtor to be performed by another Affiliate of Debtor or to take any other actions to purposely diminish the value of the Collateral;

         (x) Parent will continue to own at all times all of the issued and outstanding capital stock of Debtor;

         (y) Debtor will not enter into any transaction or agreement with Parent or any Affiliate of Debtor or Parent, except agreements and transactions on terms no less favorable to Debtor than it would obtain in a transaction between unrelated parties.


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         (z)     Debtor will not guarantee any Indebtedness except Senior
                 Indebtedness and will not make any loan or advance to any person, except customary travel and entertainment advances to employees.

         (aa) Debtor and Parent will, at their sole cost and expense, perform all acts and execute all documents reasonably requested by Secured Party from time to time to evidence, perfect, maintain or enforce Secured Party's security interest granted herein, and to effectuate or maintain the priority thereof or otherwise to carry out the provisions and purposes of this Agreement.

         (bb) Debtor and Parent shall promptly advise Secured Party of any event or occurrence which results in or is likely to result in a breach of the covenants contained herein, describing such event or occurrence in reasonable detail. Debtor and Parent will also promptly advise Secured Party of any facts which cast any doubt upon the accuracy or completeness in any material respects of any of the representations and warranties contained herein.

         For purposes of this Agreement, the following terms shall have the meanings:

                 "Affiliate" has the meaning ascribed to that term in Rule 12b-2 under the Securities Exchange Act of 1934, or any successor rule.

                 "Indebtedness" shall mean, with respect to any person, (i) all obligations of such person for borrowed money, or with respect to deposits or advances of any kind (other than deposits, advances or excess payments accepted in connection with the sale by such Person of products or services in the ordinary course of business), (ii) all obligations of such person evidenced by bonds, debentures, notes or similar instruments,
                 (iii) all obligations of such person upon which interest charges are customarily paid (other than obligations accepted in connection with the purchase by such person of products or services in the ordinary course of business), (iv) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (v) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid when due), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or security interest on property owned or acquired by such person whether or not the obligations secured thereby have been assumed, (vii) all obligations of such person under leases required to be accounted for as capital leases under generally accepted accounting principles, and (viii) all guarantees of such person.

                 "Lien" shall mean any mortgage, pledge, assignment, security interest, encumbrance, lien or charge of any kind, any conditional sale or other title retention agreement or any lease in the nature thereof (including any agreement to give any of the foregoing).


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                 "Permitted Liens" shall mean:

                 (a) for taxes, assessments or governmental charges or levies on property of Debtor if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                 (b) imposed by law, such as carriers, warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business;

                 (c) arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                 (d) arising from any litigation or proceeding which is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made;

                 (e) securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations and surety bonds; and

                 (f)      Securing the Senior Indebtedness.


3. Events of Default. Debtor and Parent shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

         (i)     The occurrence of an Event of Default under the Note;

         (ii) Debtor or Parent shall fail to perform any of its obligations under this Agreement, including, without limiting the generality of the foregoing, any covenants under Section 2 herein, and such failure shall continue beyond ten (10) days after notice of such failure to perform is provided by Secured Party to Debtor or Parent, as the case may be; or

         (iii) Any representation, warranty or statement made by Debtor or Parent herein is found to have been false or misleading in any material respect as of the time when made.

4. Remedies Upon Default. Upon the occurrence of an Event of Default and at any time thereafter while such Event of Default remains unremedied and unwaived, Secured Party may, without notice to or demand upon Debtor or Parent, declare any Obligations immediately due and payable and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law), in addition to all rights and remedies of a secured party under the UCC, at law or in equity, all such rights and


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         remedies being cumulative, not exclusive and enforceable
         alternatively, successively or concurrently:

         (a) Secured Party may, at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any Collateral may be located and, without resistance or interference by Debtor or Parent, take possession of the Collateral, and/or dispose of any Collateral on any such premises, and/or require Debtor or Parent to assemble and make available to Secured Party, at the expense of Debtor and Parent, any Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties, and/or remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as Secured Party deems best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor and Parent hereby agree that the sending of ten (10) days' notice by certified mail, return receipt requested, to Debtor's and Parent's address set forth in Section 11 hereof, or such other address as Debtor and Parent may provide to Secured Party from time to time, shall be deemed reasonable notice thereof. If any Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Collateral in accordance with the terms set forth above. Secured Party may buy any Collateral at any public sale and, if any Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, Secured Party may buy such Collateral at private sale and in each case may make payment therefor by any means.

         (b) Secured Party may apply the cash proceeds actually received from any sale or other disposition of Collateral to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all reasonable legal, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may determine in its sole discretion; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining after the application of such cash proceeds, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured


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                 Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.

         (c) Secured Party may appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of Secured Party or its agents, without notice to Debtor or Parent and in such manner as Secured Party may, in its reasonable discretion, determine without regard to the existence or sufficiency of other collateral therefor.

5. Power of Attorney. To effectuate the terms and provisions hereof, Debtor, so long as an Event of Default has occurred and is continuing, hereby designates and appoints Secured Party and each of its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority to: (i) endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into Secured Party's possession; (ii) sign the name of Debtor on any invoices, documents, drafts against and notices to account debtors or obligors of Debtor, assignments and requests for verification of accounts; (iii) execute proofs of claim and loss; (iv) execute endorsements, assignments or other instruments of conveyance or transfer with respect to instruments which constitute the Collateral; (v) adjust and compromise any claims under insurance policies or otherwise; (vi) execute releases; (vii) receive, open and dispose of all mail addressed to Debtor and notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate; and (viii) do all other acts and things necessary or advisable in the sole discretion of Secured Party to carry out and enforce this Agreement or the Obligations. All acts done under the foregoing authorization are hereby ratified and approved and neither Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law provided, that Secured Party shall not be relieved of liability to the extent its or its agent's or designee's act, error or mistake constituted gross negligence or willful misconduct. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid.

6. Care of Collateral. Secured Party shall have the duty to exercise reasonable care in the custody and preservation of any Collateral in its possession, which duty shall be fully satisfied if Secured Party accords such Collateral treatment substantially the same as that which it accords similar property owned by it, and, with respect to Secured Party's custody and preservation of any of the Collateral in Secured Party's possession, Debtor and Parent release Secured Party from, and agree to indemnify, defend, and hold harmless Secured Party with respect to, any third party claims, causes of actions, and demands at any time arising out of or with respect to Secured Party's custody and/or preservation of the Collateral at any time in Secured Party's possession, except that such release and indemnity shall not be applicable to the extent that any such claims, causes of actions, or demands have resulted from Secured Party's gross negligence or willful misconduct. Secured Party's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.


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7.       Expenses.  So long as an Event of Default has occurred and is continuing, upon demand, Debtor and Parent, jointly and severally, will pay to Secured Party the amount of any and all reasonable expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents, which Secured Party may incur in connection with (i) the collection of the Obligations, (ii) the administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights of Secured Party hereunder, or (v) the failure by Debtor and/or Parent to perform or observe any of the provisions hereof. All amounts payable by Debtor and/or Parent under this Section shall be due upon demand and shall be part of the Obligations. Debtor's and Parent's obligations under this Section shall survive the termination of this Agreement and the discharge of Debtor's and Parent's other obligations hereunder.

8.       Indemnification.

         (a) Debtor and Parent jointly and severally agree to indemnify, reimburse and hold Secured Party and its respective successors, assigns, employees, officers, directors, agents, attorneys and servants (collectively, "Indemnities") harmless from and against any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of whatsoever kind and nature imposed on, asserted against, or incurred by any of the Indemnitees, in any way relating to or arising out of this Agreement or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, processing, ownership, ordering, purchase, delivery, testing, control, lease, possession, operation or other disposition or use of the Collateral by the Indemnitees (including, without limitation, latent or other defects, whether or not discoverable); provided, that Debtor and Parent shall have no obligation to an Indemnitee hereunder to the extent that such indemnified liabilities arise from the gross negligence or willful misconduct of such Indemnitee. Upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, Debtor and/or Parent shall assume full responsibility for the defense thereof. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnitee, Debtor and/or Parent shall, if requested by such Indemnitee, defend such action, suit or proceeding. Each Indemnitee shall, unless any other Indemnitee has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or internal counsel) to investigate and control the defense of any matter covered by the indemnity set forth in this Section, and the fees and expenses of such counsel shall be paid by Debtor and Parent; provided that, only to the extent no conflict exists between and among the Indemnitees as reasonably determined by the Indemnitees, Debtor and/or Parent shall not be obligated to pay the fees and expenses or more than


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
                 one counsel for all Indemnitees as a group with respect to any such matter, action, suit or proceeding.

         (b) Contribution. If and to the extent that the obligations of Debtor and Parent under this Section are unenforceable for any reason, Debtor and Parent hereby agree to, jointly and severally, make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

         (c) Survival. The obligations of Debtor and Parent contained in this Section shall survive the termination of this Agreement and the discharge of Debtor's and Parent's other obligations hereunder.

9. Waivers. No act, omission or delay by Secured Party or course of dealing between Secured Party and Debtor or Parent shall constitute a waiver of the rights and remedies of Secured Party hereunder. No single or partial waiver by Secured Party of any Event of Default or right or remedy which it may have shall operate as a waiver of any other Event of Default, right or remedy or of the same Event of Default, right or remedy on a future occasion. Debtor and Parent hereby waive presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein).

10. Governing Law; Jurisdiction; etc. This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts (without giving effect to the conflict of laws principles thereof). Any legal action or proceeding with respect to this Agreement may be brought in the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts, and, by execution and delivery of this Agreement, each of Debtor and Parent hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of Holder, Debtor and Parent hereby knowingly, voluntarily, intentionally and irrevocably waives, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (ii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of Holder, Debtor and Parent irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set forth in Section 11 below, or at such other address as it may provide to the other parties hereto from time to time. Nothing herein shall affect the right of a party hereto to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against a party in any other jurisdiction.

11. Notices. Unless otherwise provided herein, all notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice


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
         hereunder, and shall be either (i) delivered by hand, (ii) sent by reputable overnight courier by next day, priority, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid.

         If to Debtor or Parent:           Nytest Environmental Inc.
                                           60 Seaview Boulevard
                                           Port Washington, NY 11050
                                           Attention: President

           with a copy to:                 Herbert H. Sommer, Esq.
                                           600 Old Country Road
                                           Garden City, NY 11530
                                           Fax.: (516) 228-8211

         If to Secured Party:              Groundwater Technology, Inc.
                                           100 River Ridge Drive
                                           Norwood, MA 02062
                                           Attn: Chief Financial Officer

           with a copy to:                 Groundwater Technology, Inc.
                                           100 River Ridge Drive
                                           Norwood, MA 02062
                                           Attn: General Counsel

         All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

12. Amendments and Waivers. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and to such provision, and executed by Debtor, Parent and Secured Party.

13. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

14. Benefit of Agreement; Continuing Security Interest. This Agreement and all Obligations shall be binding upon the administrators, successors and assigns of Debtor and Parent and shall, together with the rights and remedies of Secured Party hereunder, inure to the


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
         benefit of Secured Party, its successors, endorsees and assigns. This Agreement shall create a continuing security interest in the Collateral which shall remain in full force and effect until payment in full of the Obligations.

15. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

16. Restoration of Rights. In the event Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Secured Party, then and in every such case, the parties hereto shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Secured Party shall continued as if no such proceeding had been instituted.

17. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

18. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.


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
         IN WITNESS WHEREOF, the undersigned have executed or caused this Agreement to be executed as a sealed instrument as of the date first above set forth.


                                       NEI/GTEL ENVIRONMENTAL LABORATORIES, INC.



                                       By:/s/ John Gaspari
                                          -------------------------------------
                                          John Gaspari, President


                                       NYTEST ENVIRONMENTAL INC.



                                       By:/s/ John Gaspari
                                          -------------------------------------
                                          John Gaspari, President


                                       GTEL ENVIRONMENTAL LABORATORIES, INC.



                                       By:/s/ John Gaspari
                                          -------------------------------------


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
                                   SCHEDULE A

                            LOCATIONS OF COLLATERAL


1.       Tampa, Florida

2.       Wichita, Kansas

3.       Milford, New Hampshire




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